SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 23, 2007
Kimco Realty Corporation
(Exact name of registrant as specified in charter)
Maryland
(State or other jurisdiction of incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road New Hyde Park, New York (Address of principal executive offices)	11042-0020 (Zip Code)
Registrant’s telephone number, including area code (516) 869-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01    Entry into a Definitive Material Agreement
On April 23, 2007, Kimco Realty Corporation (“Kimco”) entered into an underwriting agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, pursuant to which Kimco agreed to sell $300.0 million in aggregate principal amount of 5.70% Senior Notes due 2017 (the “Senior Notes”). The Senior Notes are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to Kimco’s shelf registration statement on Form S-3 (File No. 333-133908). Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated by reference herein.
On April 26, 2007, Kimco announced the consummation of the offering of $300.0 million in aggregate principal amount of the Senior Notes in a public offering under the Securities Act. The Senior Notes are governed by the indenture, dated as of September 1, 1993, as amended by the First Supplemental Indenture, dated as of August 4, 1994, the Second Supplemental Indenture, dated as of April 7, 1995, the Third Supplemental Indenture, dated as of June 2, 2006, the Fourth Supplemental Indenture, dated as of April 26, 2007, and as further amended or supplemented from time to time, between the Company and The Bank of New York (as successor to IBJ Schroder Bank & Trust Company), as trustee. A copy of the Fourth Supplemental Indenture is attached hereto as Exhibit 1.3 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
Kimco Realty Corporation is filing certain exhibits under Item 9.01 hereof, which relate to the offering of the Senior Notes.
(a)          Not applicable
(b)          Not applicable
(c)          Exhibit

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 23, 2007, by and among Kimco Realty Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC.
1.2	Terms Agreement, dated April 23, 2007, by and among Kimco Realty Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC.
1.3	Fourth Supplemental Indenture, dated April 26, 2007, by and between Kimco Realty Corporation and The Bank of New York (as successor to IBJ Schroder Bank & Trust Company), as trustee.
5.1	Opinion of Latham & Watkins LLP, as to the legality of the 5.70% Senior Notes due 2017, dated April 26, 2007.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Kimco Realty Corporation, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date:  April 26, 2007

KIMCO REALTY CORPORATION
By:	/s/ Michael V. Pappagallo
Michael V. Pappagallo
Executive Vice President and Chief Financial Officer